head>Unassociated Document
Structured Asset Trust Unit Repackagings (SATURNS)
Corporate Bond TRACERS Units
CBT Series 2003-1 Units Trust
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-11
25-May-11
25-Apr-11
27-Jun-11
24-May-11
Administrator:
Chris Nuxoll 312.904.1023
christopher.nuxoll@bankofamerica.com
Statement Date:
540 W. Madison Street, Suite 1800
Chicago, IL 60661
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Other Related Information
Other Related Information
Other Related Information
Other Related Information
Rating Information
Realized Loss Detail
US Bank Disclaimer

Page 5-6
Page 7-8

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data
File Name:
SAT31CBT
SAT31CBT_201105_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
25-Sep-03
27-Oct-03
25-Jul-13
Parties to The Transaction
Depositor: MS Structured Asset Corp
Underwriter: Morgan Stanley & Co. Incorporated
Rating Agency: Moody's Investors Service, Inc./Standard & Poor's, Inc.
Bank of America Merrill Lynch
www.etrustee.net

24-May-2011 - 11:36 (N834) (c) 2011 Bank of America Corporation

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Factor per $ 1000
Factor per $ 1000
Factor per $ 1000
Factor per $ 1000
Factor per $ 1000
Factor per $ 1000
Factor per $ 1000
Next Rate(3)
WAC:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
3.900000%
25-May-11
25-May-11
25-Apr-11
27-Jun-11
24-May-11
Structured Asset Trust Unit Repackagings (SATURNS)
Corporate Bond TRACERS Units
CBT Series 2003-1 Units Trust
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
Grantor Trust
Statement Date:
960.000000000
0.000000000
0.000000000
960.000000000
4.185966800
5.2324583300%
0.00
0.00
0.000000000
5.2324583330%
0.000000000
12496DAA5
Units
25,000,000.00
0.00
0.00
24,000,000.00
104,649.17
24,000,000.00
Total P&I Payment
0.00
0.00
25,000,000.00
24,000,000.00
104,649.17
Total
24,000,000.00
0.00
0.00
104,649.17
24-May-2011 - 11:36 (N834) (c) 2011 Bank of America Corporation

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-11
25-May-11
25-Apr-11
27-Jun-11
24-May-11
Corporate Bond TRACERS Units
CBT Series 2003-1 Units Trust
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
104,649.17
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
104,649.17
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
1,260.00
Total
1,260.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
105,909.17
(1,260.00)
0.00
0.00
0.00
(1,260.00)
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
105,909.17
24,000,000.00
24
0.00
0.00
0
0.00
0.00
0
0.00
0
24,000,000.00
24
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
104,649.17
Interest Not Advanced (
Current Period
)
0.00
0.00
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0
0.00
Misc. Fees
104,649.17
Less Modification Shortfall Amount
0.00

24-May-2011 - 11:36 (N834) (c) 2011 Bank of America Corporation

Structured Asset Trust Unit Repackagings (SATURNS)
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-11
25-May-11
25-Apr-11
27-Jun-11
24-May-11
Corporate Bond TRACERS Units
CBT Series 2003-1 Units Trust
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
1.00
1.00
Credit Support
0.00
0.00
0.00
0.00
0.00
Units
104,649.17
104,649.17
104,649.17
0.00
NA
NA
5.2324583330%
0.00
0.00
0.00
30/360
30
0.00
0.00
0.00
0.00
0.00
104,649.17
104,649.17
104,649.17
0.00
0.00
0.00
0.00
(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
(2) Accrued - Deductions + Additions Interest
24-May-2011 - 11:36 (N834) (c) 2011 Bank of America Corporation

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-11
25-May-11
25-Apr-11
27-Jun-11
24-May-11
Corporate Bond TRACERS Units
CBT Series 2003-1 Units Trust
Other Related Information
Statement Date:
Underlying Issuer and Underlying Security
Interest Rate
Principal Amount Underlying Securit
Interest Payment Dates
Payment to the Trust
Wal-Mart Stores; Inc. 4.55% Notes due 2013
4.550%
1,000,000.00
22,750.00
May 1 2011 / Nov 1 2011
Bank of America Corporation 4.875% Senior Notes due 2013
4.875%
1,000,000.00
0.00
Jul 15 2011 / Jan 15 2012
Bank One Corporation 5.25% Subordinated Notes due 2013
5.250%
1,000,000.00
0.00
Jul 30 2011 / Jan 30 2012
BB&T Corporation 4.75% Subordinated Notes due 2012
4.750%
1,000,000.00
0.00
Oct 1 2011 / Apr 1 2012
Boeing Capital Corporation 5.80% Senior Notes due 2013
5.800%
1,000,000.00
0.00
Jul 15 2011 / Jan 15 2012
Campbell Soup Company 5.00% Notes dues 2012
5.000%
1,000,000.00
0.00
Jun 3 2011 / Dec 3 2011
Citigroup Inc. 5.625% Subordinated Notes dues 2012
5.625%
1,000,000.00
0.00
Aug 27 2011 / Feb 27 2012
ConocoPhillips 4.75% Notes due 2012
4.750%
1,000,000.00
0.00
Oct 15 2011 / Apr 15 2012
Consolidated Edison Company of New York; Inc. 5.625% Debentures; Series 2
5.625%
1,000,000.00
0.00
Jul 1 2011 / Jan 1 2012
Credit Suisse First Boston (USA); Inc. 6.50% Notes due January 15; 2012
6.500%
1,000,000.00
0.00
Jul 15 2011 / Jan 15 2012
Dominion Resources; Inc. 2002 Series C 5.70% Senior Notes due 2012
5.700%
1,000,000.00
0.00
Sep 17 2011 / Mar 17 2012
The Dow Chemical Company 6% Notes due 2012
6.000%
1,000,000.00
0.00
Oct 1 2011 / Apr 1 2012
Duke Energy Corporation 5.625% Senior Notes due 2012
5.625%
1,000,000.00
0.00
May 30 2011 / Nov 30 2011
Ford Motor Credit Company 7.250% GlobLs due October 25; 2011
7.250%
1,000,000.00
36,250.00
Oct 25 2011 / Apr 25 2012
General Electric Company 5% Notes due 2013
5.000%
1,000,000.00
0.00
Aug 1 2011 / Feb 1 2012
General Motors Acceptance Corporation 6.875% Notes due August 28; 2012
6.875%
1,000,000.00
0.00
Aug 28 2011 / Feb 28 2012
The Goldman Sachs Group; Inc. 4.750% Notes due 2013
4.750%
1,000,000.00
0.00
Jul 15 2011 / Jan 15 2012
John Deere Capital Corporation 5.10% Global Debentures due January 15; 201
5.100%
1,000,000.00
0.00
Jul 15 2011 / Jan 15 2012
Johnson & Johnson 3.80% Debentures due May 15; 2013
3.800%
1,000,000.00
19,000.00
May 15 2011 / Nov 15 2011
Limited Brands; Inc. 6.125% Notes due December 1; 2012
6.125%
1,000,000.00
0.00
Jun 1 2011 / Dec 1 2011
Marsh and McLennan Companies; Inc. 4.850% Senior Notes due 2013
4.850%
1,000,000.00
0.00
Aug 15 2011 / Feb 15 2012
Merck & Co.; Inc. 4.375% Notes due 2013
4.375%
1,000,000.00
0.00
Aug 15 2011 / Feb 15 2012

24-May-2011 - 11:36 (N834) (c) 2011 Bank of America Corporation

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-11
25-May-11
25-Apr-11
27-Jun-11
24-May-11
Corporate Bond TRACERS Units
CBT Series 2003-1 Units Trust
Other Related Information
Statement Date:
Underlying Issuer and Underlying Security
Interest Rate
Principal Amount Underlying Securit
Interest Payment Dates
Payment to the Trust
SBC Communications Inc. 5.875% Global Notes due August 15; 2012
5.875%
1,000,000.00
0.00
Aug 15 2011 / Feb 15 2012
Verizon Virginia Inc. 4.625% Debentures; Series A; due 2013
4.625%
1,000,000.00
0.00
Sep 15 2011 / Mar 15 2012

24-May-2011 - 11:36 (N834) (c) 2011 Bank of America Corporation

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
Corporate Bond TRACERS Units
CBT Series 2003-1 Units Trust
Other Related Information
Underlying Issuer and Underlying Security
CUSIP
Fitch
Moody's
S&P
Wal-Mart Stores; Inc. 4.55% Notes due 2013
Bank of America Corporation 4.875% Senior Notes due 2013
Bank One Corporation 5.25% Subordinated Notes due 2013
BB&T Corporation 4.75% Subordinated Notes due 2012
Boeing Capital Corporation 5.80% Senior Notes due 2013
Campbell Soup Company 5.00% Notes dues 2012
Citigroup Inc. 5.625% Subordinated Notes dues 2012
ConocoPhillips 4.75% Notes due 2012
Consolidated Edison Company of New York; Inc. 5.625% Debentures; Ser
Credit Suisse First Boston (USA); Inc. 6.50% Notes due January 15; 2012
Dominion Resources; Inc. 2002 Series C 5.70% Senior Notes due 2012
The Dow Chemical Company 6% Notes due 2012
Duke Energy Corporation 5.625% Senior Notes due 2012
Ford Motor Credit Company 7.250% GlobLs due October 25; 2011
General Electric Company 5% Notes due 2013
General Motors Acceptance Corporation 6.875% Notes due August 28; 201
The Goldman Sachs Group; Inc. 4.750% Notes due 2013
John Deere Capital Corporation 5.10% Global Debentures due January 15; 2
Johnson & Johnson 3.80% Debentures due May 15; 2013
Limited Brands; Inc. 6.125% Notes due December 1; 2012
Marsh and McLennan Companies; Inc. 4.850% Senior Notes due 2013
Merck & Co.; Inc. 4.375% Notes due 2013

931142BT9
060505AX2
06423AAS2
054937AD9
097014AH7
134429AR0
172967BP5
20825CAE4
209111DZ3
22541LAC7
257469AF3
260543BR3
264399EF9
345397TY9
369604AY9
370425SEI
38141GDK7
244217BK0
478160AM6
532716AH0
571748AJ1
589331AH0
AA
Aa2
AA
A2
A+
A
A+
A1
A
A
A3
A-
A
A2
A
A
A2
A
A
Baa1
A-
A
A1
A
A-
A3
A-
AA-
Aa1
A+
BBB+
Baa2
A-
BBB
Baa3
BBB
A
A3
A-
BB-
Ba2
BB-
NR
Aa2
AA+
NR
NR
NR
A+
A1
A
NR
A2
A
AAA
Aaa
AAA
BB
Ba2
BB+
BBB
Baa2
BBB+
A+
Aa2
AA
24-May-2011 - 11:36 (N834) (c) 2011 Bank of America Corporation
Statement Date:
25-May-11
25-May-11
25-Apr-11
27-Jun-11
24-May-11

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
Corporate Bond TRACERS Units
CBT Series 2003-1 Units Trust
Other Related Information
Underlying Issuer and Underlying Security
CUSIP
Fitch
Moody's
S&P
SBC Communications Inc. 5.875% Global Notes due August 15; 2012
Verizon Virginia Inc. 4.625% Debentures; Series A; due 2013

78387GAK9
92345NAA8
A
A2
A-
A
Baa1
A-
24-May-2011 - 11:36 (N834) (c) 2011 Bank of America Corporation
Statement Date:
25-May-11
25-May-11
25-Apr-11
27-Jun-11
24-May-11

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
Corporate Bond TRACERS Units
CBT Series 2003-1 Units Trust
Other Related Information
Swap Recip
i
ents
Swap Amount Received
Next Swap Rate
Swap Information
CBT Series 2003-1 Units Trust
105,909.17
5.295%

Morgan Stanley Capital Services Inc.
78,000.00
24-May-2011 - 11:36 (N834) (c) 2011 Bank of America Corporation
Statement Date:
25-May-11
25-May-11
25-Apr-11
27-Jun-11
24-May-11

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-11
25-May-11
25-Apr-11
27-Jun-11
24-May-11
Corporate Bond TRACERS Units
CBT Series 2003-1 Units Trust
Other Related Information
Statement Date:
The underlying security issuer or guarantor, as applicable, is subject to the informational requirements of the Exchange Act. The underlying security issuer or guarantor, as applicable, currently files reports, proxy statements and other information with the SEC.
Those periodic reports, current reports and other reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC also maintains a website on the internet at http://www.sec.gov at which users can view and download copies of reports, proxy, information statements and other information filed electronically. In addition, those reports and other information may also be obtained from the underlying security issuer by making a request to the underlying security issuer.

24-May-2011 - 11:36 (N834) (c) 2011 Bank of America Corporation

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-11
25-May-11
25-Apr-11
27-Jun-11
24-May-11
Corporate Bond TRACERS Units
CBT Series 2003-1 Units Trust
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
Units
12496DAA5
NR
A3
A-
Ba1
3/18/11
BB-
4/21/09

24-May-2011 - 11:36 (N834) (c) 2011 Bank of America Corporation
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to Bank of America within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, Bank of America recommends that investors obtain current rating information directly from the rating agency.

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-11
25-May-11
25-Apr-11
27-Jun-11
24-May-11
Corporate Bond TRACERS Units
CBT Series 2003-1 Units Trust
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Statement Date:
Realized Loss
Current Total
Cumulative
24-May-2011 - 11:36 (N834) (c) 2011 Bank of America Corporation

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-11
25-May-11
25-Apr-11
27-Jun-11
24-May-11
Corporate Bond TRACERS Units
CBT Series 2003-1 Units Trust
Disclaimer
Statement Date:
On December 30, 2010, substantially all of the Global Securities Solutions securitization trust administration business of Bank of America, N.A. and its affiliates (collectively, "Bank of America") located in the United States, the United
Kingdom and Ireland was acquired by the corporate trust division of U.S. Bank National Association and its affiliates
(collectively, "U.S. Bank"). As a result of the acquisition, substantially all of the relationships of the Global Securities
Solutions securitization trust administration business are being administered by U.S. Bank, with transitional assistance from Bank of America. The securitization trust administration functions and roles that are being transitioned include, but are not limited to, Bank of America's roles and duties as trustee, securities administrator, paying agent, collateral agent, custodian, security registrar, calculation agent and depositary. Succession by U.S. Bank of securitization trust administration roles from Bank of America shall be subject to satisfaction of any applicable requirements or conditions set forth in the applicable agreements. During the transition period, until further notice is provided, all communications and any other ongoing activities regarding the securitization trust administration business should continue to be made through your current Bank of America contacts. Should you have any questions in relation to either this notice or the servicing of your account, please contact the applicable Transaction Manager.

24-May-2011 - 11:36 (N834) (c) 2011 Bank of America Corporation